December 28, 2017

Wasmer Schroeder High Yield Municipal Fund

Institutional Class	WSHYX

A series of Advisors Series Trust

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information
(“SAI”), each dated June 28, 2017

At the request of Wasmer, Schroeder & Company, LLC (the “Adviser”), investment adviser to the Wasmer Schroeder High Yield Municipal Fund (the “Fund”), on December 7, 2017 the Board of Trustees (the “Board”) of the Trust approved an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Fund and the Adviser. Pursuant to the amended Investment Advisory Agreement the Fund’s advisory fee will be reduced from 0.70% to 0.50%, effective January 1, 2018.

The Board also approved, at the request of the Adviser, an amendment to the Operating Expenses Limitation Agreement between the Trust, on behalf of the Fund, and the Advisor. Pursuant to the amended Operating expense Limitation Agreement the Fund’s Expense Cap will be reduced from 0.95% to 0.75%, effective January 1, 2018.

•	In connection with these reductions, the “Fees and Expenses of the Fund” section on page 1 of the Fund’s Summary Prospectus and Prospectus is hereby deleted and replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Redemption Fees (as a percentage of amount redeemed on shares held for 60 days or less)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.72%
Plus: Recouped Management Fees(1)	0.03%
Total Annual Fund Operating Expenses After Fee Recoupment	0.75%
(1) Recouped management fees have been estimated for the current fiscal year. Wasmer, Schroeder & Company, LLC (the “Adviser”) may request recoupment of previously waived fees and paid expenses  from the Fund for three years from the date they were paid, subject to the expense cap of 0.75% of average daily net assets (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses).

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the recouped management fees in the first, second, and third years).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$410	$903

•	The second paragraph in the “Investment Adviser” sub-section within the “Management of the Fund” section on page 11 of the Prospectus is hereby modified as follows:

“The Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies.  The Adviser also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement.  For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.50%~~0.70%~~ of its average daily net assets.  Prior to January 1, 2018, the Fund paid the Adviser a monthly management fee calculated at an annual rate of 0.70% of its average daily net assets.  Prior to June 28, 2016, the Fund paid the Adviser a monthly management fee calculated at an annual rate of 0.75% of its average daily net assets.  After recouped management fees, the management fee paid to the Adviser for the fiscal year ended February 28, 2017 was equal to 0.73% of the Fund’s average daily net assets.”

•	The “Fund Expenses” sub-section within the “Management of the Fund” section on page 11 of the Prospectus is hereby deleted and replaced with the following:

“Fund Expenses
The Fund is responsible for its own operating expenses.  However, the Adviser has contractually agreed to waive all or a portion of its management fee and pay Fund expenses to ensure that the Fund’s aggregate annual operating expenses (excluding AFFE, taxes, interest expense, and extraordinary expenses) do not exceed 0.75% of average daily net assets (the “Expense Cap”), through at least June 27, 2019.  The term of the Fund’s operating expenses limitation agreement is indefinite, and it can only be terminated by the Board.  The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by a Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such recoupment is contingent upon the subsequent review and approval of the recouped amounts by the Board.”

All other references contained in the Summary Prospectus, Prospectus and SAI to the Fund’s advisory fee of 0.70% and Expense Cap of 0.95% are hereby superseded by the information contained in this supplement.

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Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.